EXHIBIT 21
SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2007:

Jurisdiction of Incorporation
Subsidiary	or Organization
1st Capital Mortgage, LLC	Delaware
A.G. Edwards Mortgage, LLC	Delaware
ABD Financial Services, Inc.	Colorado
ABD Insurance and Financial Services	California
ACO Brokerage Holdings Corporation	Delaware
Acordia of Indiana, Inc.	Indiana
Acordia Services, Inc.	Delaware
Advance Mortgage	Virginia
Advantage Mortgage Partners, LLC	Delaware
Alano Funding, LLC	Delaware
Alaska Best Mortgage, LLC	Delaware
Alces Funding, LLC	Delaware
Alliance Home Mortgage, LLC	Delaware
Alopekis Funding, LLC	Delaware
Aman Collection Service, Inc.	South Dakota
Amber Asset Management Inc.	Maryland
Amber Mortgage, LLC	Delaware
American Clearinghouse, LLC	Delaware
American E & S Insurance Brokers California, Inc.	California
American Priority Mortgage, LLC	Delaware
American Securities Company	California
American Securities Company of Missouri	Missouri
American Securities Company of Nevada	Nevada
American Securities Company of Utah	Utah
American Southern Mortgage Services, LLC	Delaware
APM Mortgage, LLC	Delaware
Arcturus Trustee Limited	United Kingdom
Arizona Community Mortgage, LLC	Delaware
Ashton Woods Mortgage, LLC	Delaware
Aspen Delaware Funding, LLC	Delaware
ATC Realty Fifteen, Inc.	California
ATC Realty Nine, Inc.	California
ATC Realty Sixteen, Inc.	California
Augustus Ventures, L.L.C.	Nevada
Azalea Asset Management, Inc.	Delaware
Bankers Funding Company, LLC	Delaware
Belgravia Mortgage Group, LLC	Delaware
Bellwether Mortgage, LLC	Delaware
Benefit Mortgage, LLC	Delaware
Bergamasco Funding, LLC	Delaware
Berks Mortgage Services, LLC	Delaware
BHS Home Loans, LLC	Delaware
Bitterroot Asset Management, Inc.	Cayman Islands
Blackhawk Bancorporation	Iowa
Blue Spirit Insurance Company	Vermont
Bluebonnet Asset Management, Inc.	Delaware
Brittlebush Financing, LLC	Nevada
Bryan, Pendleton, Swats & McAllister, LLC	Tennessee

Jurisdiction of Incorporation
Subsidiary	or Organization
Canopus Finance Trust	Delaware
Capstone Home Mortgage, LLC	Delaware
Carnation Asset Management, Inc.	Delaware
Centennial Home Mortgage, LLC	Delaware
Centurion Agency Nevada, Inc.	Nevada
Centurion Casualty Company	Iowa
Centurion Life Insurance Company	Iowa
Certified Home Loans, LLC	Delaware
Cervus Funding, L.P.	Delaware
CGT Insurance Company LTD.	Barbados
Charter Holdings, Inc.	Nevada
Chestnut Asset Management, Inc.	Delaware
Choice Home Financing, LLC	Delaware
Choice Mortgage Servicing, LLC	Delaware
CityLife Lending Group, LLC	Delaware
CNB Investment Trust I	Maryland
CNB Investment Trust II	Maryland
Collin Equities, Inc.	Texas
Colorado Mortgage Alliance, LLC	Delaware
Colorado Professionals Mortgage, LLC	Delaware
Colorado Residential Lenders, LLC	Delaware
Columbine Asset Management, Inc.	Delaware
Crocker Properties, Inc.	California
DH Financial, LLC	Delaware
Dial Finance Company, Inc.	Nevada
Dial National Community Benefits, Inc.	Nevada
Discovery Home Loans, LLC	Delaware
Eastdil Secured, L.L.C.	New York
Eaton Village Associates, Ltd. Co.	New Mexico
Edward Jones Mortgage, LLC	Delaware
Elite Home Mortgage, LLC	Delaware
Ellis Advertising, Inc.	Iowa
Ennis Home Mortgage, LP	Delaware
Epic Funding Corporation	California
Express Financial & Mortgage Services, LLC	Delaware
Falcon Asset Management, Inc.	Delaware
Family Home Mortgage, LLC	Delaware
Finvercon USA, Inc.	Nevada
First Associates Mortgage, LLC	Delaware
First Commerce Bancshares, Inc.	Nebraska
First Commonwealth Home Mortgage, LLC	Delaware
First Community Capital Corporation	Texas
First Community Capital Corporation of Delaware, Inc.	Delaware
First Community Capital Trust I	Delaware
First Community Capital Trust II	Delaware
First Community Capital Trust III	Delaware
First Financial Bancorp (CA) Statutory Trust I	Connecticut
First Mortgage Consultants, LLC	Delaware
First Place Financial Corporation	New Mexico
First Rate Home Mortgage, LLC	Delaware
First Security Capital I	Delaware
Five Star Lending, LLC	Delaware
Florida Heritage Mortgage, LLC	Delaware
FNL Insurance Company	Vermont

Jurisdiction of Incorporation
Subsidiary	or Organization
Foothill Capital Corporation	California
Foothill Group, Inc., The	Delaware
Foothill Partners IV, L.P.	Delaware
Foundation Mortgage Services, LLC	Delaware
FPFC Management LLC	New Mexico
Fulton Homes Mortgage, LLC	Delaware
Galliard Capital Management, Inc.	Minnesota
GBB Capital II	Delaware
GBB Capital III	Delaware
GBB Capital IV	Delaware
GBB Capital VI	Delaware
GBB Capital VIII	Delaware
Generation Homes Mortgage, LLC	Delaware
Genesis Designer Homes Mortgage, LLC	Delaware
Genesis Mortgage, LLC	Delaware
Global General Mortgage, LLC	Delaware
Gold Coast Mortgage	California
Golden Funding Company	Cayman Islands
Golden Pacific Insurance Company	Vermont
Goldenrod Asset Management, Inc.	Delaware
Great East Mortgage, LLC	Delaware
Great Plains Insurance Company	Vermont
Greater Atlanta Financial Services, LLC	Delaware
Greater Bay Bancorp	California
Greater Bay Bank, N.A.	California
Greenfield Funding, LLC	Minnesota
Greenridge Mortgage Services, LLC	Delaware
GST Co.	Delaware
Guarantee Pacific Mortgage, LLC	Delaware
H.D. Vest Advisory Services, Inc.	Texas
H.D. Vest Insurance Agency, L.L.C.	Texas
H.D. Vest Insurance Agency, L.L.C.	Montana
H.D. Vest Insurance Agency, L.L.C.	Massachusetts
H.D. Vest Investment Securities, Inc.	Texas
H.D. Vest Technology Services, Inc.	Texas
H.D. Vest, Inc.	Texas
HADBO Investments C.V.	Netherlands
Hallmark Mortgage Group, LLC	Delaware
Harrier Funding, LLC	Delaware
Havanese Funding, LLC	Delaware
Hearthside Funding, L.P.	California
Hendricks Mortgage, LLC	Delaware
Heritage Home Mortgage Group, LLC	Delaware
Hewitt Mortgage Services, LLC	Delaware
Home Mortgage Specialists, LLC	Delaware
Home Services Title Reinsurance Company	Vermont
HomeLife Financial, LLC	Delaware
Homeservices Lending, LLC	Delaware
Hometown Mortgage, LLC	Delaware
Horizon Mortgage, LLC	Delaware
HREG Mortgage Services, LLC	Delaware
Hubble Home Loans, LLC	Delaware

Jurisdiction of Incorporation
Subsidiary	or Organization
Iapetus Funding, LLC	Delaware
IBID, Inc.	Delaware
Illustrated Properties Mortgage Company, LLC	Delaware
Ilumina Mortgage, LLC	Delaware
Integrity Home Funding, LLC	Delaware
Interwest Capital Trust I	Delaware
IntraWest Asset Management, Inc.	Delaware
Iris Asset Management, Inc.	Delaware
Island Finance Credit Services, Inc.	New York
Island Finance Holding Company, LLC	Cayman Islands
Island Finance New York, Inc.	New York
Island Finance Puerto Rico, Inc.	Delaware
Island Finance Sales Finance Corporation	Cayman Islands
Island Finance Sales Finance Trust	Puerto Rico
IWIC Insurance Company	Vermont
John Laing Mortgage, LP	California
Jones & Minear Financial Services, LLC	Delaware
KD Mortgage, LLC	Delaware
Keller Mortgage, LLC	Delaware
KH Mortgage, LLC	Delaware
Kidron Partners IV, LP	Minnesota
Legacy Mortgage	Delaware
Lincoln Building Corporation	Colorado
Linear Financial, LP	Delaware
Lowry Hill Investment Advisors, Inc.	Minnesota
Lucini/Parish Insurance	Nevada
Marben Mortgage, LLC	Delaware
Marigold Asset Management, Inc.	Delaware
Marigold International Limited	Cayman Islands
Martha Turner Mortgage, LLC	Delaware
Master Home Mortgage, LLC	Delaware
Mastiff Funding, LP	Delaware
Max Mortgage, LLC	Delaware
MC of America, LLC	Delaware
MCIG Pennsylvania, Inc.	Pennsylvania
MCZ/Centrum Mortgage Company, LLC	Delaware
Mid-Peninsula Capital, LLC	California
Monument Peak, LLC	Delaware
Mortgage 100, LLC	Delaware
Mortgage One	Not Required
Mortgages On-Site, LLC	Delaware
Mortgages Unlimited, LLC	Delaware
Mulberry Asset Management, Inc.	Delaware
Mutual Service Mortgage, LLC	Delaware
National Bancorp of Alaska, Inc.	Delaware
NDC Financial Services, LLC	Delaware
NEC VIII, LLC	Delaware
Nero Limited, LLC	Delaware
NHI Home Mortgage, LLC	Delaware
North Star Mortgage Guaranty Reinsurance Company	Vermont
Northern Prairie Indemnity Limited	Cayman Islands

Jurisdiction of Incorporation
Subsidiary	or Organization
Norwest Alliance System, Inc.	Minnesota
Norwest Equity Capital, L.L.C.	Minnesota
Norwest Equity Partners V, a Minnesota Limited Partnership	Minnesota
Norwest Equity Partners VI, LP	Minnesota
Norwest Equity Partners VII, LP	Minnesota
Norwest Equity Partners VIII, LP	Delaware
Norwest Financial Canada DE, Inc.	Delaware
Norwest Financial Funding, Inc.	Nevada
Norwest Financial Investment 1, Inc.	Nevada
Norwest Financial Investment, Inc.	Nevada
Norwest Financial Massachusetts	Massachusetts
Norwest Home Improvement, Inc.	Texas
Norwest Limited LP, LLLP	Delaware
Norwest Mezzanine Partners I, LP	Minnesota
Norwest Mezzanine Partners II, LP	Delaware
Norwest Properties Holding Company	Minnesota
Norwest Venture Capital Management, Inc.	Minnesota
Norwest Venture Partners Advisory-Mauritius	Mauritius
Norwest Venture Partners FVCI-Mauritius	Mauritius
Norwest Venture Partners IX, LP	Delaware
Norwest Venture Partners VI, LP	Minnesota
Norwest Venture Partners VI-A, LP	Delaware
Norwest Venture Partners VII, LP	Minnesota
Norwest Venture Partners VII-A, LP	Delaware
Norwest Venture Partners VIII, LP	Delaware
Norwest Venture Partners X -Mauritius	Mauritius
Norwest Venture Partners X, LP	Delaware
Norwest Venture Partners-Mauritius	Mauritius
NVP Associates, LLC	Delaware
NVP VC Management India Private Limited	India
Old Swedish Bank Master Tenant, LLC	Minnesota
Pacific Coast Home Mortgage, LLC	Delaware
Pacific Lifestyle Mortgage, LLC	Delaware
Pacific Northwest Bancorp	Washington
Pacific Northwest Statutory Trust I	Connecticut
Pageantry Mortgage, LLC	Delaware
Palo Alto Partners, LLC	Delaware
Parkway Mortgage and Financial Center, LLC	Delaware
PCM Mortgage, LLC	Delaware
Peachtree Residential Mortgage, LLC	Delaware
Pelican Asset Management, Inc.	Delaware
Peony Asset Management, Inc.	Delaware
Peregrine Capital Management, Inc.	Minnesota
Personal Mortgage Group, LLC	Delaware
Pheasant Asset Management, Inc.	Delaware
Pinnacle Mortgage of Nevada, LLC	Delaware
Placer Sierra Bancshares	California
Placer Statutory Trust III	Delaware
Placer Statutory Trust IV	Delaware
Platinum Residential Mortgage, LLC	Delaware
PNC Mortgage, LLC	Delaware
Premier Home Mortgage	California

Jurisdiction of Incorporation
Subsidiary	or Organization
Premium Financial Services, Inc.	Kentucky
Primrose Asset Management, Inc.	Delaware
Private Mortgage Advisors, LLC	Delaware
Professional Financial Services of Arizona, LLC	Delaware
Properties Mortgage, LLC	Delaware
Pumi Funding, LLC	Delaware
Quail Asset Management, LLC	Delaware
Rainier Mortgage, LLC	Delaware
Real Estate Lenders	Not Required
Real Living Mortgage, LLC	Delaware
Realty Home Mortgage, LLC	Delaware
Regency Insurance Agency, Inc.	Minnesota
Related Financial, LLC	Delaware
Reliable Finance Holding Company	Puerto Rico
Reliable Finance Holding Company, LLC	Nevada
Reliable Financial Services, Inc.	Puerto Rico
Reliable Insurance Services Corp.	Puerto Rico
Residential Community Mortgage Company, LLC	Delaware
Residential Home Mortgage Investment, L.L.C.	Delaware
ResortQuest Mortgage, LLC	Delaware
Rigil Finance, LLC	Delaware
River City Group, LLC	Delaware
Riverside Home Loans, LLC	Delaware
Ruby Asset Management Inc.	Maryland
Rural Community Insurance Agency, Inc.	Minnesota
Rural Community Insurance Company	Minnesota
Russ Lyon Mortgage, LLC	Delaware
RWF Mortgage Company	California
RWF Mortgage, LLC	Delaware
Sagebrush Asset Management, Inc.	Delaware
Saguaro Asset Management, Inc.	Delaware
Sapphire Asset Management Inc.	Maryland
Scott Life Insurance Company	Arizona
Secured Capital Corp	California
Security First Financial Group, LLC	Delaware
SecurSource Mortgage, LLC	Delaware
Select Lending Services, LLC	Delaware
SelectNet Plus, Inc.	West Virginia
SG Group Holdings LLC	Delaware
SG New York LLC	Delaware
SG Pennsylvania LLC	Delaware
SG Tucson LLC	Delaware
Sierra Delaware Funding, LLC	Delaware
Sierra Peaks Funding, LP	Delaware
Signature Home Mortgage, LLC	Delaware
Silver Asset Management, Inc.	Delaware
Sirius Finance, LLC	Delaware
Skogman Mortgage Company	Not Required
Skyline Home Mortgage, LLC	Delaware
Smart Mortgage, LLC	Delaware
Smith Family Mortgage, LLC	Delaware

Jurisdiction of Incorporation
Subsidiary	or Organization
Southeast Home Mortgage, LLC	Delaware
Southeast Minnesota Mortgage, LLC	Delaware
Southern Ohio Mortgage, LLC	Delaware
Southwest Community Statutory Trust I	Connecticut
Southwest Partners, Inc.	California
SPH Mortgage, LLC	Delaware
Spring Cypress Water Supply Corporation	Texas
Stagecoach Insurance Agency, Inc.	California
Stagecoach Insurance Services, LLC	Delaware
Stirling Mortgage Services, LLC	Delaware
Stock Financial Services, LLC	Delaware
Summit National Mortgage, LLC	Delaware
Superior Guaranty Insurance Company	Vermont
Sweetroot Funding, LLC	Cayman Islands
Tai Mo Shan Investments Partnership	Hong Kong
TAI Title Trust	Delaware
Telomian Funding, Inc.	Delaware
The Thirty-Eight Hundred Fund, LLC	Delaware
The Trumbull Group, LLC	Delaware
Thirty-Eight Hundred Investments Limited	Cayman Islands
Tiberius Ventures, L.L.C.	Nevada
TMS Funding Limited	Cayman Islands
Topaz Asset Management Inc.	Maryland
Trademark Mortgage, LLC	Delaware
United California Bank Realty Corporation	California
Valley Asset Management, Inc.	Delaware
Victoria Investments, LLC	Delaware
Village Communities Financial, LLC	Delaware
Village Mortgage, LLC	Delaware
Violet Asset Management, Inc.	Delaware
Wapiti Funding, LLC	Delaware
Wasatch Home Mortgage, LLC	Delaware
WCI Mortgage, LLC	Delaware
Wells Capital Management Incorporated	California
Wells Fargo Alaska Trust Company, National Association	United States
Wells Fargo Alternative Asset Management, LLC	Delaware
Wells Fargo Asia Limited	Hong Kong
Wells Fargo Asset Management Corporation	Minnesota
Wells Fargo Asset Securities Corporation	Delaware
Wells Fargo Auto Finance, Inc.	California
Wells Fargo Bank Grand Junction, National Association	United States
Wells Fargo Bank Grand Junction-Downtown, National Association	United States
Wells Fargo Bank International	United States
Wells Fargo Bank Northwest, National Association	United States
Wells Fargo Bank, Ltd.	California
Wells Fargo Bank, National Association	United States
Wells Fargo Bill Presentment Venture Member, LLC	Delaware
Wells Fargo Brokerage Services, LLC	Delaware
Wells Fargo Capital A	Delaware
Wells Fargo Capital B	Delaware
Wells Fargo Capital C	Delaware
Wells Fargo Capital I	Delaware

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Capital Holdings, Inc.	Delaware
Wells Fargo Capital II	Delaware
Wells Fargo Capital IV	Delaware
Wells Fargo Capital IX	Delaware
Wells Fargo Capital VII	Delaware
Wells Fargo Capital VIII	Delaware
Wells Fargo Capital X	Delaware
Wells Fargo Cash Centers, Inc.	Nevada
Wells Fargo Cedar Creek, LLC	Delaware
Wells Fargo Central Bank	California
Wells Fargo Central Pacific Holdings, Inc.	California
Wells Fargo Century, Inc.	New York
Wells Fargo Community Development Corporation	Nevada
Wells Fargo Community Development Enterprises, Inc.	Nevada
Wells Fargo Credit Card Funding LLC	Delaware
Wells Fargo Credit Card Master Note Trust	Delaware
Wells Fargo Credit, Inc.	Minnesota
Wells Fargo Delaware Trust Company	Delaware
Wells Fargo Distribution Finance, LLC	Delaware
Wells Fargo Energy Capital, Inc.	Texas
Wells Fargo Equipment Finance Company	Canada
Wells Fargo Equipment Finance, Inc.	Minnesota
Wells Fargo Equity Capital, Inc.	California
Wells Fargo Escrow Company, LLC	Iowa
Wells Fargo Financial Acceptance America, Inc.	Pennsylvania
Wells Fargo Financial Acceptance, LLC	Minnesota
Wells Fargo Financial Agency, Co.	Iowa
Wells Fargo Financial Alabama, Inc.	Alabama
Wells Fargo Financial Alaska, Inc.	Alaska
Wells Fargo Financial America, Inc.	Pennsylvania
Wells Fargo Financial Arizona, Inc.	Arizona
Wells Fargo Financial Arkansas, Inc.	Arkansas
Wells Fargo Financial Auto Owner Trust 2004-A	Delaware
Wells Fargo Financial Auto Owner Trust 2005-A	Delaware
Wells Fargo Financial Bank	South Dakota
Wells Fargo Financial California, Inc.	Colorado
Wells Fargo Financial Canada Corporation	Canada
Wells Fargo Financial CAR LLC	Delaware
Wells Fargo Financial Colorado, Inc.	Colorado
Wells Fargo Financial Connecticut, Inc.	Connecticut
Wells Fargo Financial Corporation Canada	Canada
Wells Fargo Financial Credit Services New York, Inc.	New York
Wells Fargo Financial Delaware, Inc.	Delaware
Wells Fargo Financial Florida, Inc.	Florida
Wells Fargo Financial Funding B.V.	Netherlands
Wells Fargo Financial Georgia, Inc.	Iowa
Wells Fargo Financial Guam, Inc.	Delaware
Wells Fargo Financial Hawaii, Inc.	Hawaii
Wells Fargo Financial Holdings, LLC	Delaware
Wells Fargo Financial Hong Kong Limited	Hong Kong
Wells Fargo Financial Idaho, Inc.	Idaho
Wells Fargo Financial Illinois, Inc.	Iowa

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Financial Indiana, Inc.	Indiana
Wells Fargo Financial Information Services, Inc.	Iowa
Wells Fargo Financial Investments, Inc.	Nevada
Wells Fargo Financial Iowa 1, Inc.	Iowa
Wells Fargo Financial Iowa 3, Inc.	Iowa
Wells Fargo Financial Kansas, Inc.	Kansas
Wells Fargo Financial Kentucky 1, Inc.	Kentucky
Wells Fargo Financial Kentucky, Inc.	Kentucky
Wells Fargo Financial Leasing Florida, LLC	Florida
Wells Fargo Financial Leasing, Inc.	Iowa
Wells Fargo Financial Louisiana, Inc.	Louisiana
Wells Fargo Financial Maine, Inc.	Maine
Wells Fargo Financial Maryland, Inc.	Maryland
Wells Fargo Financial Massachusetts 1, Inc.	Massachusetts
Wells Fargo Financial Massachusetts, Inc.	Massachusetts
Wells Fargo Financial Michigan, Inc.	Michigan
Wells Fargo Financial Minnesota, Inc.	Minnesota
Wells Fargo Financial Mississippi 2, Inc.	Delaware
Wells Fargo Financial Mississippi, Inc.	Delaware
Wells Fargo Financial Missouri, Inc.	Missouri
Wells Fargo Financial Montana, Inc.	Montana
Wells Fargo Financial National Bank	United States
Wells Fargo Financial Nebraska, Inc.	Nebraska
Wells Fargo Financial Nevada 1, Inc.	Nevada
Wells Fargo Financial Nevada 2, Inc.	Nevada
Wells Fargo Financial Nevada, Inc.	Nevada
Wells Fargo Financial New Hampshire 1, Inc.	New Hampshire
Wells Fargo Financial New Hampshire, Inc.	New Hampshire
Wells Fargo Financial New Jersey, Inc.	New Jersey
Wells Fargo Financial New Mexico, Inc.	New Mexico
Wells Fargo Financial New York, Inc.	New York
Wells Fargo Financial North Carolina 1, Inc.	North Carolina
Wells Fargo Financial North Carolina, Inc.	North Carolina
Wells Fargo Financial North Dakota, Inc.	North Dakota
Wells Fargo Financial Ohio 1, Inc.	New Hampshire
Wells Fargo Financial Ohio, Inc.	Ohio
Wells Fargo Financial Oklahoma, Inc.	Oklahoma
Wells Fargo Financial Oregon, Inc.	Oregon
Wells Fargo Financial Pennsylvania, Inc.	Pennsylvania
Wells Fargo Financial Puerto Rico, Inc.	Delaware
Wells Fargo Financial Receivables, LLC	Delaware
Wells Fargo Financial Resources, Inc.	Iowa
Wells Fargo Financial Retail Credit, Inc.	Iowa
Wells Fargo Financial Retail Services Company Canada	Canada
Wells Fargo Financial Retail Services, Inc.	Iowa
Wells Fargo Financial Rhode Island, Inc.	Rhode Island
Wells Fargo Financial Saipan, Inc.	Delaware
Wells Fargo Financial Security Services, Inc.	Iowa
Wells Fargo Financial Services Virginia, Inc.	Virginia
Wells Fargo Financial Services, Inc.	Delaware
Wells Fargo Financial South Carolina, Inc.	South Carolina

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Financial South Dakota, Inc.	South Dakota
Wells Fargo Financial System Florida, Inc.	Florida
Wells Fargo Financial System Minnesota, Inc.	Minnesota
Wells Fargo Financial System Virginia, Inc.	Virginia
Wells Fargo Financial Tennessee 1, LLC	Tennessee
Wells Fargo Financial Tennessee, Inc.	Tennessee
Wells Fargo Financial Texas, Inc.	Texas
Wells Fargo Financial Utah, Inc.	Utah
Wells Fargo Financial Vermont, Inc.	Vermont
Wells Fargo Financial Virginia, Inc.	Virginia
Wells Fargo Financial Washington 1, Inc.	Washington
Wells Fargo Financial Washington, Inc.	Washington
Wells Fargo Financial West Virginia, Inc.	West Virginia
Wells Fargo Financial Wisconsin, Inc.	Wisconsin
Wells Fargo Financial Wyoming, Inc.	Wyoming
Wells Fargo Financial, Inc.	Iowa
Wells Fargo Financing Corporation	California
Wells Fargo Foothill Canada ULC	Canada
Wells Fargo Foothill, Inc.	California
Wells Fargo Foothill, LLC	Delaware
Wells Fargo Funding, Inc.	Minnesota
Wells Fargo Funds Distributor, LLC	Delaware
Wells Fargo Funds Management, LLC	Delaware
Wells Fargo Home Mortgage of Hawaii, LLC	Delaware
Wells Fargo Housing Advisors, Inc.	California
Wells Fargo HSBC Trade Bank, National Association	United States
Wells Fargo India Solutions Private Limited	India
Wells Fargo Institutional Funding, LLC	Delaware
Wells Fargo Institutional Securities, LLC	Delaware
Wells Fargo Insurance Agency of Michigan, Inc.	Michigan
Wells Fargo Insurance Nevada, Inc.	Nevada
Wells Fargo Insurance Services Mountain West, Inc.	Colorado
Wells Fargo Insurance Services Northeast, Inc.	New Jersey
Wells Fargo Insurance Services Northwest, Inc.	Washington
Wells Fargo Insurance Services of Alabama, Inc.	Alabama
Wells Fargo Insurance Services of Alaska, Inc.	Alaska
Wells Fargo Insurance Services of Arizona, Inc.	Arizona
Wells Fargo Insurance Services of Illinois, Inc.	Illinois
Wells Fargo Insurance Services of Indiana, LLC	Indiana
Wells Fargo Insurance Services of Kentucky, Inc.	Kentucky
Wells Fargo Insurance Services of Minnesota, Inc.	Minnesota
Wells Fargo Insurance Services of Nevada, Inc.	Nevada
Wells Fargo Insurance Services of New York, Inc.	New York
Wells Fargo Insurance Services of North Carolina, Inc.	North Carolina
Wells Fargo Insurance Services of Ohio, LLC	Ohio
Wells Fargo Insurance Services of Oregon, Inc.	Oregon
Wells Fargo Insurance Services of Pennsylvania, Inc.	Pennsylvania
Wells Fargo Insurance Services of Tennessee, Inc.	Tennessee
Wells Fargo Insurance Services of Texas, Inc.	Texas
Wells Fargo Insurance Services of Virginia, Inc.	Virginia
Wells Fargo Insurance Services, Inc.	Delaware
Wells Fargo Insurance Wyoming, Inc.	Wyoming
Wells Fargo Insurance, Inc.	Minnesota

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Insurance Services of West Virginia, Inc.	West Virginia
Wells Fargo Insurance Services Southeast, Inc.	Florida
Wells Fargo International Commercial Services Limited	Hong Kong
Wells Fargo Investment Group, Inc.	Delaware
Wells Fargo Investments, LLC	Delaware
Wells Fargo of California Insurance Services, Inc.	California
Wells Fargo Preferred Capital, Inc.	Iowa
Wells Fargo Private Client Funding, Inc.	Delaware
Wells Fargo Private Investment Advisors, LLC	Delaware
Wells Fargo Properties, Inc.	Minnesota
Wells Fargo RE, Inc.	New Jersey
Wells Fargo Real Estate Capital Investments, LLC	Delaware
Wells Fargo Real Estate Tax Services, LLC	Delaware
Wells Fargo Retail Finance II, LLC	Delaware
Wells Fargo Retail Finance, LLC	Delaware
Wells Fargo Securities Limited	United Kingdom
Wells Fargo Securities, LLC	Delaware
Wells Fargo Securitisation Services Limited	United Kingdom
Wells Fargo Servicing Solutions, LLC	Florida
Wells Fargo Small Business Investment Company, Inc.	California
Wells Fargo Special Risks, Inc.	Illinois
Wells Fargo Structured Lending, LLC	Delaware
Wells Fargo Student Loans Receivables I, LLC	Delaware
Wells Fargo Third Party Administrators, Inc.	West Virginia
Wells Fargo Ventures, LLC	Delaware
Wells Fargo Wind Holdings, LLC	Delaware
Wells Fargo, Ltd.	Hawaii
WF Deferred Compensation Holdings, Inc.	Delaware
WF National Bank South Central	United States
WFC Holdings Corporation	Delaware
WFI Insurance Agency Montana, Inc.	Montana
WFI Insurance Agency Washington, Inc.	Washington
WF-KW, LLC	Delaware
WFLC Subsidiary, LLC	Delaware
Whippet Funding, LLC	Delaware
William Pitt Mortgage, LLC	Delaware
Windward Home Mortgage, LLC	Delaware
Winmark Financial, LLC	Delaware
Yucca Asset Management, Inc.	Delaware